Exhibit 99.1

Heritage-Crystal Clean Inc. Announces Expiration of Hart-Scott-Rodino Waiting Period for Acquisition by J.F. Lehman & Company

HOFFMAN ESTATES, Ill. – September 6, 2023 – Heritage-Crystal Clean, Inc. (Nasdaq: HCCI) (“Crystal Clean” or the “Company”) today announced the expiration of the waiting period under the Hart-Scott-Rodino (“HSR”) Antitrust Improvements Act of 1976, with respect to the previously announced agreement for Crystal Clean to be acquired by an investment affiliate of J.F. Lehman & Company (“JFLCO”) for $45.50 per share in cash, or approximately $1.2 billion.

The expiration of the HSR waiting period occurred at 11:59 p.m. on September 1, 2023, which was a condition to the closing of the pending transaction. The transaction is expected to close in the fourth quarter of 2023, subject to the satisfaction of the remaining customary closing conditions, including approval by Crystal Clean stockholders.

About Heritage-Crystal Clean, Inc.

Heritage-Crystal Clean, Inc. provides parts cleaning, used oil re-refining, hazardous and non-hazardous waste disposal, emergency and spill response, and industrial and field services to vehicle maintenance businesses, manufacturers and other industrial businesses, as well as utilities and governmental entities. Our service programs include parts cleaning, regulated containerized and bulk waste management, used oil collection and re-refining, wastewater vacuum, emergency and spill response, industrial and field services, waste antifreeze collection, recycling and product sales. These services help our customers manage their used chemicals and liquid and solid wastes, while also helping to minimize their regulatory burdens. Through our used oil re-refining program during fiscal 2022, we recycled approximately 66 million gallons of used oil into high quality lubricating base oil, and we are a supplier to firms that produce and market finished lubricants. Through our antifreeze program during fiscal 2022, we recycled approximately 4.5 million gallons of spent antifreeze which was used to produce a full line of virgin-quality antifreeze products. Through our parts cleaning program during fiscal 2022, we recycled 2.3 million gallons of used solvent into virgin-quality solvent to be used again by our customers. In addition, we sold 0.6 million gallons of used solvent into the reuse market. Through our containerized waste program during fiscal 2022, we collected approximately 22 thousand tons of regulated waste which was sent for energy recovery. Through our wastewater vacuum services program during fiscal 2022, we treated approximately 84 million gallons of wastewater. Crystal Clean is headquartered in Hoffman Estates, Illinois, and operates through 105 branch and industrial services locations serving approximately 104,000 customer locations.

Additional Information and Where to Find It

This release may be deemed to be solicitation material in respect of the proposed acquisition of Crystal Clean by JFLCO. In connection with the proposed transaction, Crystal Clean filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A on August 10, 2023 and a definitive proxy statement (the “Proxy Statement”) on Schedule 14A on August 31, 2023. Crystal Clean has mailed the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the

Proxy Statement or any other document that Crystal Clean may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF CRYSTAL CLEAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE OR WILL BE ABLE TO OBTAIN THE DOCUMENTS (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Crystal Clean by directing a request to Mark DeVita, EVP & CFO, at mark.devita@crystal-clean.com.

Participants in the Solicitation

Crystal Clean and JFLCO and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Crystal Clean in favor of the proposed transaction. Information about Crystal Clean’s directors and executive officers is set forth in the Proxy Statement. Additional information concerning the interests of Crystal Clean’s participants in the solicitation, which may, in some cases, be different than those of Crystal Clean ’s stockholders generally, is also set forth in the Proxy Statement.

No Offer or Solicitation

This release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the completion of the proposed merger and the expected timing of the completion of the proposed merger, the management of Crystal Clean upon completion of the proposed merger and Crystal Clean’s plans upon completion of the proposed merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Crystal Clean or its management about future events. There can be no assurance that actual results, performance, or achievements of Crystal Clean will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of Crystal Clean, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from Crystal Clean’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; Crystal Clean’s ability to retain and hire key personnel in light of the proposed merger; certain restrictions during the pendency of the proposed merger that may impact Crystal Clean’s ability to pursue certain business opportunities or strategic transactions; the ability of the buyer to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; potential litigation relating to the proposed merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on Crystal Clean’s relationships with its customers, operating results and business generally; and the risk that the proposed merger will not be consummated in a timely manner, if at all. Crystal Clean refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Crystal Clean’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of Crystal Clean’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Crystal Clean or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and Crystal Clean does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Heritage-Crystal Clean

Investors:

Mark DeVita

Executive Vice President and Chief Financial Officer

mark.devita@crystal-clean.com

847-836-5670

Media:

Mike Ademe

Communications & Marketing Manager

mike.ademe@crystal-clean.com

224-281-1530

or

Joele Frank, Wilkinson Brimmer Katcher

Eric Brielmann / Kaitlin Kikalo

212-355-4449